UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36154	20-8740447
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 250 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 30, 2013, in connection with the pricing of the initial public offering (the “Offering”) by Surgical Care Affiliates, Inc. (the “Company”) of its common stock, the Company converted from a Delaware limited liability company named ASC Acquisition LLC to a Delaware corporation named Surgical Care Affiliates, Inc. As part of the conversion, the Company filed its Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted its By-Laws.

Additionally, in connection with the closing of the Offering on November 4, 2013, the Registration Rights Agreement, dated as of November 4, 2013 (the “Registration Rights Agreement”), was entered into by and among the Company, TPG Partners V, L.P., TPG FOF V-A, L.P. and TPG FOF V-B, L.P. (collectively, the “TPG Funds”), and certain members of the Company’s management and board of directors substantially in the form previously filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (File No. 333-190998), as amended (the “Registration Statement”). Also in connection with closing of the Offering, the Stockholders Agreement, dated as of November 4, 2013 (the “Stockholders Agreement”), was entered into by and among the Company and the TPG Funds substantially in the form previously filed as Exhibit 10.24 to the Company’s Registration Statement. Copies of the Registration Rights Agreement and Stockholders Agreement are filed as Exhibits 4.1 and 10.1, respectively, herewith and incorporated by reference herein.

Item 5.02(e).	Entry into Material Compensatory Arrangement.

On October 30, 2013, the Company entered into employment agreements with each of Andrew P. Hayek, Joseph T. Clark, Michael A. Rucker, Peter J. Clemens and Richard L. Sharff, Jr. (the “Executive Officers”), substantially in the form previously filed as Exhibits 10.15, 10.16, 10.17, 10.18 and 10.19, respectively (the “Employment Agreements”), to the Company’s Registration Statement.

The Employment Agreements establish a base salary for each of the Company’s Executive Officers, subject to possible annual increases as determined by the board of directors or its compensation committee. The annual base salaries in effect for Messrs. Hayek, Clark, Rucker, Clemens and Sharff are $595,327, $458,559, $424,337, $392,000 and $325,000, respectively. Mr. Hayek’s salary will be increased to $750,000 per year, and Mr. Sharff’s salary will be increased to $400,000, in each case effective January 1, 2014.

Additionally, the Employment Agreements provide that the Executive Officers are eligible to participate in a Senior Management Bonus Program, under which they may earn a cash bonus each year, subject to the achievement of Company and individual performance objectives established by the compensation committee. The target and maximum amounts of any annual bonus that may be earned by an Executive Officer are expressed as a percentage of the Executive Officer’s annual base salary in effect with respect to such year. The Employment Agreements also provide that each Executive Officer is entitled to participate in all savings and retirement plans and welfare benefits provided by the Company, which are generally made available to other executives.

The Employment Agreements contain standard ongoing confidentiality, non-solicitation and non-competition restrictions. The non-solicitation restrictions remain in place for 18 months for Messrs. Clark, Rucker, Clemens and Sharff and two years for Mr. Hayek, in each case following termination of employment, and the non-competition restrictions remain in place for 18 months for each of the Executive Officers following termination of employment.

Each of the Employment Agreements provide that if an Executive Officer is terminated for cause, or if he terminates his employment without good reason (as such terms are defined in the applicable Employment Agreement), he will be entitled to any earned and unpaid base salary and vacation. If an Executive Officer is terminated without cause or if he terminates his employment for good reason other than in connection with a change in control, he will be entitled to the following payments and benefits, in addition to payment of any earned but unpaid base salary and vacation and any earned but unpaid annual bonus for the prior fiscal year: (i) continued base salary payments for 18 months (24 months for Mr. Hayek) following the date of termination of employment, (ii) health insurance benefits for 18 months following the date of termination of employment or until he becomes re-employed with another employer and is eligible to receive health insurance benefits under another employer-provided plan, whichever comes earlier, and (iii) a pro rata portion of his annual bonus based upon the achievement of the applicable performance objectives.

In addition, each of the Employment Agreements provide that if an Executive Officer’s employment terminates as a result of his death or disability, he will be entitled to any earned and unpaid base salary and vacation through the date of his termination, any earned but unpaid annual bonus for the prior fiscal year, and a pro rata portion of his annual bonus based upon the achievement of the applicable performance objectives. In the event an Executive Officer’s employment is terminated without cause or for good reason within the three months prior to the consummation of, or within the twenty-four month period following, a change in control, in addition to any earned and unpaid base salary and vacation through the date of termination and any earned but unpaid bonus for the prior fiscal year, he will be entitled to (i) an amount equal to 1.5 times (two times in the case of Mr. Hayek) the sum of the Executive Officer’s then-current base salary and his target annual bonus, payable in a lump sum within forty days following the date of such termination, (ii) health insurance benefits for 18 months following the date of termination of employment or until he becomes re-employed with another employer and is eligible to receive health insurance benefits under another employer-provided plan, whichever comes earlier and (iii) a pro rata portion of his annual bonus based upon the achievement of the applicable performance objectives.

Payments of severance and other benefits following a termination by the Company without cause or by the Executive Officer for good reason are conditioned upon the Executive Officer executing a release of claims, and such release becoming effective, and compliance with restrictive covenants.

The foregoing summary of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the terms of the Employment Agreements for Andrew P. Hayek, Joseph T. Clark, Michael A. Rucker, Peter J. Clemens and Richard L. Sharff, Jr., a copy of which are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, herewith and incorporated by reference herein.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 1.01 above is hereby incorporated in this Item 5.03 by reference.

Item 8.01.	Other Events

On October 29, 2013, the Company issued a press release announcing the pricing of the Offering of 9,777,778 shares of its common stock at a price of $24.00 per share. The shares are listed on the NASDAQ Global Select Market and trade under the symbol “SCAI”. Prior to its conversion into a Delaware corporation on October 30, 2013, the Company was a Delaware limited liability company named ASC Acquisition LLC.

On November 4, 2013, the Company issued a press release announcing the closing of the Offering, including the exercise in full by the underwriters of their option to purchase an additional 1,466,666 shares of common stock from certain of the selling stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Incorporation of Surgical Care Affiliates, Inc.

3.2	By-Laws of Surgical Care Affiliates, Inc.

4.1	Registration Rights Agreement by and among Surgical Care Affiliates, Inc. and certain stockholders

10.1	Stockholders Agreement by and among Surgical Care Affiliates, Inc. and the stockholders party thereto

10.2	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Andrew P. Hayek

10.3	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Joseph T. Clark

10.4	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Michael A. Rucker

10.5	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Peter J. Clemens

10.6	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Richard L. Sharff, Jr.

99.1	Press Release dated October 29, 2013

99.2	Press Release dated November 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgical Care Affiliates, Inc.

Dated: November 4, 2013	By:	/s/ Peter Clemens
		Name:	Peter Clemens
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Incorporation of Surgical Care Affiliates, Inc.

3.2	By-Laws of Surgical Care Affiliates, Inc.

4.1	Registration Rights Agreement by and among Surgical Care Affiliates, Inc. and certain stockholders

10.1	Stockholders Agreement by and among Surgical Care Affiliates, Inc. and the stockholders party thereto

10.2	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Andrew P. Hayek

10.3	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Joseph T. Clark

10.4	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Michael A. Rucker

10.5	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Peter J. Clemens

10.6	Employment Agreement, dated as of October 30, 2013, by and among Surgical Care Affiliates, Inc., Surgical Care Affiliates LLC and Richard L. Sharff, Jr.

99.1	Press Release dated October 29, 2013

99.2	Press Release dated November 4, 2013